                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          ALLIED DEVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           ALLIED DEVICES CORPORATION

                                   -----------

                   Notice of Annual Meeting of Stockholders
                           to be held April 16, 2002

                                   -----------

                                                      Hicksville, New York
                                                      March 1, 2002

To the Holders of Common Stock
 of ALLIED DEVICES CORPORATION:

            The Annual Meeting of the Stockholders of ALLIED DEVICES CORPORATION will be held at the offices of Torys LLP, 237 Park Avenue, 20th Floor, New York, New York 10017, on April 16, 2002 at 9:30 o'clock A.M. for the following purposes, as more fully described in the accompanying Proxy Statement:

            1. To elect directors of the Company for the ensuing year.

            2. To consider and take action upon a proposal to ratify the Board of Directors' selection of BDO Seidman, LLP to serve as the Company's independent auditors for the Company's fiscal year ending September 30, 2002.

            3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

            The close of business on February 25, 2002, has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                      By Order of the Board of Directors,

                                                Mark Hopkinson, Secretary

            You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                 PROXY STATEMENT

            This Proxy Statement, which will be mailed commencing on or about March 1, 2002 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Allied Devices Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on April 16, 2002, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 325 Duffy Avenue, Hicksville, New York 11801.

            Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

            At the close of business on February 25, 2002, the record date stated in the accompanying Notice, the Company had outstanding 4,948,392 shares of common stock, $.001 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of stock outstanding other than the Common Stock.

            Directors are elected by plurality vote. Adoption of Proposal 2 will require the affirmative vote of a majority of the shares of Common Stock present and voting thereon at the Meeting. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

                            I. ELECTION OF DIRECTORS

            Six directors will be elected at the Annual Meeting of Stockholders to be held on April 16, 2002, each to serve until the 2003 Annual Meeting of Stockholders and until a successor shall have been chosen and qualified. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the nominees listed in the following table, unless otherwise instructed in such Proxy. All of such nominees are presently serving as directors. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that the nominees named will be unable or will decline to serve.

            Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.

                                                                             Shares of Common
                                                                               Stock Owned
                                                                            Beneficially as of     Percent
Name and Certain Biographical Information                                   January 15, 2002(1)    of Class
-----------------------------------------                                   -------------------    --------
MARK HOPKINSON, age 54, has been Chairman of the Board since 1981,            1,032,011(2)         19.74%
     when he and Mr. Bartow organized the acquisition of the
     Company.  He also served as President of the Company from
     1981 until March 1994. He is a graduate of the University of
     Pennsylvania and of the Harvard Graduate School of Business
     Administration.  Prior to acquiring the Company, he was a
     management consultant, working with Theodore Barry &
     Associates from 1977 to 1978 and later as an independent and with the Nicholson Group from 1978 to 1981.  The focus of his work in the period leading up to 1981 was development of
     emerging growth companies, both in the United States and in lesser developed countries.  He served as an officer in the
     United States Navy from 1969 to 1972.

P.K. BARTOW, age 54, is President of The InterBusiness Marketing                866,866(3)         16.68%
     Group. From March, 1994 through November, 1998, he was
     President of the Company. He served as Vice President of the
     Company from when he and Mr. Hopkinson organized its
     acquisition in 1981 until March, 1994.  While active in
     management at the Company, Mr. Bartow was Director of
     Marketing and Sales, and he continues to provide marketing consulting services to the Company.  Prior to acquiring the
     Company, Mr. Bartow had joined the Nicholson Group in 1978, and performed facility and feasibility studies for emerging growth companies.  Mr. Bartow received a BA degree from
     Williams College in 1970, and a M.Arch degree from the
     University of Pennsylvania in 1974.

SALVATOR BALDI, age 80, was one of the original founders of the                 653,075(4)         12.62%
     Company in 1947.  He has been a Director of the Company since
     February, 1994.  The business was started as a general
     machine shop and developed through the years as a supplier to certain principal competitors of the Company in the market for standardized precision mechanical parts.  By the late
     1970's, the Company had become a competitor, offering its own catalog of components.  He and his partners sold the Company to the investor group assembled by Mr. Hopkinson and Mr.
     Bartow in October, 1981, with Mr. Baldi remaining with the
     Company under an employment contract. By the time his contract expired two years later, Mr. Baldi had negotiated to repurchase an interest in the Company. He is active in the operations of the Company, working an abbreviated work schedule.

                                                                               4

                                                                             Shares of Common
                                                                               Stock Owned
                                                                            Beneficially as of     Percent
Name and Certain Biographical Information                                   January 15, 2002(1)    of Class
-----------------------------------------                                   -------------------    --------
CHRISTOPHER T. LINEN, age 54, became a Director of the Company                  211,000(5)          4.16%
     during fiscal 1997.  He is currently the principal of
     Christopher Linen & Company, through which he has invested in a series of early stage, internet and technology-related
     enterprises.  Prior to this, from 1975 until 1996, he was an executive with Time Inc. (later Time Warner Inc.) where he managed a series of six subsidiaries or divisions in Asia,
     Latin America, the United States, and worldwide.  Prior to that, he was Assistant Financial Director of the Italthai
     Holding Company, Ltd. (Bangkok), during which tenure he was
     Publisher of the Bangkok World, an English language daily
     newspaper.  He is Chairman of Nirvana Soft Inc., and a
     Trustee of The Family Academy, an experimental public
     school.  He holds a BA from Williams College and attended the
     Graduate School of Business Administration at New York
     University.

MICHAEL MICHAELSON, age 79, has been a Director of the Company                  210,000(6)          4.07%
     since 1990.  He has been President and sole stockholder of
     Rainwater Associates, Inc. since 1979, providing management and marketing consultation services to clients principally in publishing and related industries.  From 1986 to 1989, he was
     Chairman of the Council on Economic Priorities.  From 1977 to
     1979, he was co-founder and Chairman of the Board of Games
     Magazine, which was sold to Playboy magazine in 1979.  From
     1970 to 1978, Mr. Michaelson worked for Publishers Clearing
     House, where he was Senior Vice President.  From 1968 to
     1970, he was President and founder of Campus Subscriptions,
     Inc.  Mr. Michaelson served in the United States Army in the
     South Pacific during World War II, where he was a Company
     Commander in the 35th infantry, 25th division and received the Bronze Star and the Purple Heart.  He received a BS
     degree from New York University in 1948.

MICHAEL FOSTER, age 66, became a Director of the Company in fiscal               25,000(7)          0.50%
     2001.  He is a consultant and private investor.  In 1999, Mr.
     Foster retired as Chairman and CEO of WPI Group, Inc., a
     publicly traded manufacturer and marketer of a broad range of rugged hand held DOS and Windows based computers for
     industrial applications, as well as a group of power
     products, including electronic ballasts, transformers and
     complete power systems.  He has also served as a Director and member of the Executive Committee and Audit Committee of
     Foilmark, Inc., a Massachusetts based manufacturer of
     metalized foils and foil stamping equipment whose stock was publicly traded.

----------

(1) Except as indicated hereafter, each of the nominees has sole voting and investment power with respect to all shares shown in the table as beneficially owned by him.

(2) Mark Hopkinson is General Partner of the Hopkinson Family Partnership (in which he has exclusive management rights), which owns 700,000 of the shares included herein. Also included in Mr. Hopkinson's shareholdings are 279,000 shares represented by currently exercisable options. Mr. Hopkinson disclaims beneficial ownership of 15,700 shares owned by his wife.

(3) Included in Mr. Bartow's shareholdings are 250,000 shares represented by currently exercisable options. Mr. Bartow disclaims beneficial ownership of 15,000 shares owned by his immediate family.

(4) Included in Mr. Baldi's shareholdings are 225,000 shares represented by currently exercisable options. Mr. Baldi disclaims beneficial ownership of 100,000 shares owned by his wife and 95,000 shares owned by various members of his immediate family.

(5) Included in Mr. Linen's shareholdings are 125,000 shares represented by currently exercisable options.

(6) Mr. Michaelson's shareholdings are comprised of 210,000 shares represented by currently exercisable options. Mr. Michaelson disclaims beneficial ownership of 216,000 shares owned by his wife.

(7) Mr. Foster's shareholdings are comprised of 25,000 shares represented by currently exercisable options.

            During the fiscal year ended September 30, 2001, the Board of Directors of the Company met eleven times. Each of the persons named in the table above attended at least 90% of the meetings of the Board of Directors which were held during the time that such person served.

            The Board has a Compensation Committee. The members of the Compensation Committee are Michael Michaelson, who serves as Chairman, and Christopher T. Linen. The Compensation Committee makes recommendations to the full Board as to compensation of senior management and determines the executives who are to receive options and the number of shares subject to each option. The Compensation Committee met once during the fiscal year ended September 30, 2001.

            The Board has an Audit Committee. The members of the Audit Committee are Christopher T. Linen, who serves as Chairman, Michael Michaelson and Michael Foster. The Audit Committee meets at least once per year in advance of the Annual Meeting of Stockholders of the Company with the Company's independent auditors. The Audit Committee acts as a liaison between the Board and the independent auditors and annually recommends to the Board the appointment of the independent auditors. The Audit Committee reviews with the independent auditors the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of the Company's internal accounting controls.

            The directors and officers of the Company, other than Messrs. Linen, Bartow, Michaelson and Foster, are active in its business on a day-to-day basis. No family relationships exist between any of the directors and officers of the Company, except that Philip Baldi, son of Salvator Baldi, a Director of the Company, is a Divisional Vice-President and Manager of the Company.

            The Company's Certificate of Incorporation contains a provision, authorized by Nevada law, which eliminates the personal liability of a director of the Company to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Nevada corporate law, or obtained an improper personal benefit.

COMPENSATION OF EXECUTIVE OFFICERS

            The following table sets forth information for the fiscal years ended September 30, 2001, 2000 and 1999 concerning the compensation paid or awarded to the Chairman and Chief Executive Officer of the Company. No other executive officer of the Company received fiscal 2001 salary and bonus compensation which exceeded $100,000. The Company's outside Directors for fiscal 2002 will receive 15,000 options to purchase the Company's stock in lieu of the monetary consideration for their services as such usually paid, reimbursement for any expenses they may incur in connection with their services as directors and annually 25,000 options to purchase the Company's stock.




                           SUMMARY COMPENSATION TABLE


                                                                                            Long term
                                                                                           Compensation
Name of Officer and                  Fiscal                         Other Annual          Awards-Options
Principal Position                    Year          Salary          Compensation                (#)
-------------------                   ----          ------          ------------          --------------
Mark Hopkinson, Chairman and          2001             $160,741        $25,000                  0
Chief Executive Officer               2000             $128,535          $0                  225,000
                                      1999             $123,725          $0                   22,000

            Under the terms of the Company's 1993 Incentive Stock Option Plan, 0, 225,000 and 22,000 options were granted to the Chief Executive Officer of the Company during fiscal years 2001, 2000 and 1999, respectively.

   AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
                                     VALUES.


                                               Number of
                                               Securities        Value of
                                               Underlying      Unexercised
                                               Unexercised     In-the-Money
                                              Options/SARs     Options/SARs
                                              at FY-END (#)  at FY-End ($)(1)
                                      Value
                   Shares Acquired  Realized  Exercisable/     Exercisable/
      Name         On Exercise (#)    ($)     Unexercisable    Unexercisable
      ----         ---------------  --------  -------------    -------------

Mark Hopkinson            -            $ -      279,000/0       $11,990/$0

----------

(1) In-the-money options are those for which the fair market value of the underlying Common Stock exceeds the exercise price of the option. The value of the in-the-money options is determined in accordance with regulations of the Securities and Exchange Commission by subtracting the aggregate exercise price of the option from the aggregate year-end value of the underlying Common Stock.

            No compensation to management has been waived or accrued to date.

            Under the terms of its employee stock option plan (adopted in October, 1993 and amended in December, 1995, January, 1998 and February, 2001), the Board of Directors is empowered at its discretion to award options to purchase an aggregate of 2,000,000 shares of the Company's Common Stock to key employees. Prior to fiscal 2001, the Company had granted options to purchase an aggregate of 1,491,500 shares to key employees and Directors, with exercise prices ranging from $0.35 to $3.00 per share. During fiscal 2001, 112,500 of such options were cancelled. Also during fiscal 2001, the Company granted options to purchase 130,000 shares of the Company's Common Stock, at an exercise price of $1.00 per share to seven individuals (four Directors and three non-executive managers).

Audit Committee Report

      Each member of the Audit Committee is independent in the judgment of the Company's Board of Directors and as required by the listing standards of the NASDAQ. The Audit Committee operates under the Charter of the Audit Committee adopted by the Board of Directors in December, 2000.

      Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee's primary responsibility is to oversee the Company's financial reporting process on behalf of the Board of Directors and to report the results of its activities to the Board, as described in the Charter of the Audit Committee. The principal recurring duties of the Audit Committee in carrying out its oversight responsibility include reviewing and evaluating the audit efforts of the Company's independent auditors, discussing with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, and reviewing and discussing with management and the independent auditors the Company's quarterly and annual financial statements.

      The Audit Committee has reviewed and discussed with the Company's management the audited financial statements of the Company for the fiscal year ended September 30, 2001. The Audit Committee has also discussed with BDO Seidman, LLP, the independent auditors of the Company, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received from the independent auditors written affirmation of their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with the auditors the firm's independence.

      Based upon the review and discussions summarized above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company, as of September 30, 2001, and for the year then ended, be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, for filing with the U.S. Securities and Exchange Commission.

                              AUDIT COMMITTEE:
                              CHRISTOPHER T. LINEN - CHAIRMAN
                              MICHAEL MICHAELSON
                              MICHAEL FOSTER


Auditor Independence

      For the year ended September 30, 2001, the Company paid BDO Seidman, LLP, its independent auditors, the following fees for audit and non-audit services, respectively:

Audit Fees................................................... $ 97,500
All Other Fees(a)............................................   37,200
                                                              --------
                                                              $134,700

(a) Consists of $30,700 for tax services and $6,500 for their audit of the Company's 401(k) plan.

The Audit Committee concluded that the non-audit services did not adversely impact the independence of BDO Seidman, LLP.

Compliance with Section 16(a) of the
Securities Exchange Act of 1934
-------------------------------

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

            To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended September 30, 2001 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

INFORMATION CONCERNING CERTAIN STOCKHOLDERS

            No persons (other than Mark Hopkinson (who is also the only executive officer of the Company named in the Summary Compensation Table of the Company), P.K. Bartow, Salvator Baldi, Michael Michaelson, Christopher Linen and Michael Foster, each of whose shareholdings are set forth above and each of whose address is 325 Duffy Avenue, Hicksville, New York 11801), to the knowledge of the Board of Directors of the Company, owned beneficially more than five percent of any class of the outstanding voting securities of the Company as of January 15, 2002. The shareholdings of all directors and executive officers of the Company as a group, as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.


                                 Shares of Common
                                   Stock Owned
Name                               Beneficially        Percent of Class
----                             ----------------      ----------------
All Executive Officers and         3,256,619(1)             51.70%
Directors as a Group (9
persons)


(1) See footnotes (2) through (7) on pages 4 and 5. Also includes 258,667 shares represented, in part, by 10,000 currently exercisable options held by Andrew J. Beck, Assistant Secretary of the Company, and 227,067 currently exercisable options held by Paul M. Cervino, President, Principal Operating Officer, and Treasurer of the Company.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a graph showing the five-year cumulative total return for (i) the common stock of Allied Devices Corporation, (ii) The Nasdaq Stock Market U.S. Index, a broad market index covering shares of common stock of domestic companies that are listed on Nasdaq, and (iii) The Nasdaq Non-Financial Stock Index, a group of companies with a Standard Industrial Classification code of 33 and listed on Nasdaq.

                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN(1)

                                [GRAPH OMITTED]

Fiscal Year Ended September 30,                1996        1997        1998         1999        2000        2001
                                               ----        ----        ----         ----        ----        ----
Nasdaq US                                     100.000     137.275     139.442      227.824     302.468     123.637
Nasdaq Non-Financial Stocks                   100.000     134.208     134.742      229.699     312.951     116.408
Allied Devices Corporation                    100.000      93.200      56.836       42.036     127.273      37.091

----------

(1) The comparison of total return on investment for each fiscal year ended September 30th, assumes that $100 was invested on October 1, 1996 in each of Allied Devices Corporation, The Nasdaq Stock Market U.S. Index, and The Nasdaq Non-Financial Stock Index.

         The total returns for each Nasdaq index are based on information provided by Nasdaq, which had been prepared by the Center for Research in Securities Prices (CRSP) at the University of Chicago.

              II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

            The Board of Directors of the Company has selected BDO Seidman, LLP to serve as independent auditors for the Company for the fiscal year ending September 30, 2002. The Board of Directors considers BDO Seidman, LLP to be eminently qualified.

            Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

            The Board of Directors recommends that stockholders vote FOR ratification of the selection of BDO Seidman, LLP to examine the financial statements of the Company for the Company's fiscal year ending September 30, 2002. It is the intention of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

            A representative of BDO Seidman, LLP will be present at the Meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

                               III. OTHER MATTERS

            The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                IV. MISCELLANEOUS

            If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted IN FAVOR of the nominees proposed by the Board of Directors in the election of directors and FOR the ratification of the Board of Directors' selection of independent auditors for the Company.

            All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

            It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of

Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

STOCKHOLDER PROPOSALS

            Stockholder proposals intended to be presented at the 2003 Annual Meeting of Stockholders of the Company must be received by the Company by November 1, 2002 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting. In the event that a stockholder fails to notify the Company by January 15, 2003 of an intent to be present at the Company's 2003 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials.

ANNUAL REPORT ON FORM 10-K

            A copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules for the fiscal year ended September 30, 2001, which has been filed with the Securities and Exchange Commission, is being included with the mailing of this Proxy Statement.

Hicksville, New York
March 1, 2002

                           ALLIED DEVICES CORPORATION
            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- APRIL 16, 2002

     The undersigned, stockholder(s) of ALLIED DEVICES CORPORATION, does hereby appoint MARK HOPKINSON and PAUL M. CERVINO, or either of them, as proxies, with full power of substitution or resubstitution, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, April 16, 2002 at 9:30 A.M., local time, or at any adjournment thereof, upon such matters as may properly come before the meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters and in accordance with their judgment on any other matters which may properly come before the Meeting.

1.  Election of Directors,
    FOR all nominees listed below [  ]                                  WITHHOLD AUTHORITY [  ]
    (except as marked  to the contrary below)                       to vote for all nominees listed below




                 Mark Hopkinson, P.K. Bartow, Salvator Baldi,
                  Christopher T. Linen, Michael Michaelson and Michael Foster

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)


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2. Ratification of appointment of BDO Seidman, LLP as independent auditors for the fiscal year ending
   September 30, 2002.
    FOR [ ] AGAINST [ ] ABSTAIN [ ]



                                                              (Continued and to be completed on the Reverse Side)

(Continued From Other Side)



             The Board of Directors favors a vote "FOR" each item.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown thereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.

            Dated: ---------------------------------------------, 2002

            ------------------------------------------------------ (L.S.)


            ------------------------------------------------------ (L.S.)
            Stockholder(s) Sign Here

            PLEASE MARK, SIGN, DATE AND RETURN
            THIS PROXY CARD PROMPTLY USING THE
            ENCLOSED ENVELOPE.